Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                               31
         Beginning Principal Receivables Balance                                             2,073,819,571.77
         Beginning Special Funding Account Balance                                                       0.00
         Beginning Principal Receivables + SFA Balance                                       2,073,819,571.77
         Beginning Finance Charge Receivables                                                   56,605,897.83
         Beginning Total Receivables                                                         2,130,425,469.60
         Special Funding Account Earnings                                                                0.00
         Finance Charge Collections                                                             29,837,042.70
         Interest/Fee Reversals (Wachovia accounts only)                                          -112,597.94
         Interchange Collections                                                                 2,258,223.23
         Collection Account Investment Proceeds                                                          0.00
         Recoveries treated as Finance Charge Collections                                                0.00
         Total Finance Charge Receivables Collections                                           31,982,667.99
         Principal Receivables Collections                                                     199,953,558.95
         Recoveries treated as Principal Collections                                               725,138.48
         Total Principal Receivables Collections                                               200,678,697.43
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)              10.79%
         Defaulted Amount (Net of Recoveries)                                                   13,896,204.37
         Additional Defaults due to change in charge-off policy                                    549,094.36
         Annualized Default Rate                                                                        8.36%
         Trust Portfolio Yield                                                                         18.51%
         Aggregate Account Addition or Removal (Y/N)?                                                       N
         Date of Addition/Removal                                                                         N/A
         Principal Receivables at the end of the day of Addition/Removal                                  N/A
         SFA Balance at the end of the day of Addition/Removal                                            N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                    N/A
         Ending Principal Receivables Balance                                                2,033,657,143.21
         Ending Special Funding Account (SFA) Balance                                                    0.00
         Ending Principal Receivables + SFA Balance                                          2,033,657,143.21
         Ending Finance Charge Receivables                                                      58,975,656.80
         Ending Total Receivables                                                            2,092,632,800.01
         Required Minimum Principal Balance                                                  1,604,040,010.62

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                  Total                  1998-2                  1998-3
         Group                                                                              1                       1
         Class A Beginning Invested Amount                      1,056,000,000.00          528,000,000.00          528,000,000.00
         Class B Beginning Invested Amount                        226,000,000.00          113,000,000.00          113,000,000.00
         Collateral Beginning Invested Amount                     134,000,000.00           67,000,000.00           67,000,000.00
         Class D Beginning Invested Amount                         83,102,813.66           41,102,813.66           42,000,000.00
         Total Beginning Invested Amount                        1,499,102,813.66          749,102,813.66          750,000,000.00
         Required Transferor Amount                               104,937,196.96           52,437,196.96           52,500,000.00
         Invested Amount + Req Transf Amount                    1,604,040,010.62          801,540,010.62          802,500,000.00
         Series Allocation Percentage                                    100.00%                  49.97%                  50.03%
         Series Allocable Finance Charge Collections               31,982,667.99           15,981,763.47           16,000,904.53
         Series Allocable Principal Collections                   200,678,697.43          100,279,297.40          100,399,400.03
         Series Allocable Defaulted Amounts                        13,896,204.37            6,943,943.87            6,952,260.50
         Series Alloc Addtl Defaults due to change in c/o policy      549,094.36              274,547.18              274,547.18
         Series Allocable Servicing Fee                             2,498,373.70            1,248,373.70            1,250,000.00
         In Revolving Period?                                                                          Y                       Y
         Available for Principal Sharing Series                   156,634,723.78           78,758,837.24           77,875,886.54
         Principal Shortfall                                                0.00                    0.00                    0.00
         Allocation of Shared Principal Collections                         0.00                    0.00                    0.00
         Available for Excess Allocation Series                             0.00                    0.00                    0.00
         Finance Charge Shortfall                                  14,747,585.82           11,230,011.65            3,517,574.16
         Allocation of Excess Finance Charge Collections                    0.00                    0.00                    0.00


B. Series Allocations
     Amounts Due                                                          1998-2                  1998-3
         Transferor's Percentage                                              27.71%                  27.71%
         Principal Allocation Percentage                                      72.29%                  72.29%
         Floating Allocation Percentage                                       72.29%                  72.29%
         Class A Certificate Rate                                           6.72625%                6.75625%
         Class B Certificate Rate                                           6.93625%                6.98625%
         CIA Certificate Rate                                               7.50125%                7.60125%
         CIA Secured Loan Spread Rate                                       7.25125%                7.35125%
         Class D Certificate Rate                                           0.00000%                0.00000%
         Class A Interest                                               2,860,898.33            2,873,658.33
         Class B Interest                                                 631,391.42              635,942.81
         Collateral Monthly Interest                                      404,859.13              410,256.35
         Class D Interest                                                       0.00                    0.00
         Investor Monthly Interest                                      3,897,148.88            3,919,857.49
         Investor Default Amount (Net of Recoveries)                    5,294,118.77            5,300,130.61
         Interchange Collections                                          815,712.90              816,689.86
         0.75% of Interchange                                             468,189.26              468,750.00
         Servicer Interchange                                             468,189.26              468,750.00
         Monthly Servicing Fee (Before Adjustments)                     1,248,373.70            1,250,000.00
             Interchange Adjustment                                             0.00                    0.00
             SFA Adjustment                                                     0.00                    0.00
             Previous Period Adjustment                                         0.00                    0.00
         Total Monthly Servicing Fee (After all adjustments)            1,248,373.70            1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                 Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                      1,499,102,813.66          749,102,813.66          750,000,000.00
         Finance Charge Collections                                23,119,324.47           11,552,743.98           11,566,580.49
         Investor Monthly Interest                                  7,817,006.37            3,897,148.88            3,919,857.49
         Investor Default Amount                                   10,594,249.38            5,294,118.77            5,300,130.61
         Monthly Servicing Fee                                      2,498,373.70            1,248,373.70            1,250,000.00
         Additional Amounts                                                 0.00                    0.00                    0.00
         Total Amount Due                                          20,909,629.45           10,439,641.35           10,469,988.10
         Group Excess?                                              Y
         Amount per 4.10(A)  )                                                              3,897,148.88            3,919,857.49
         Amount per 4.10(B)  )        used in a                                             5,294,118.77            5,300,130.61
         Amount per 4.10(C)  ) shortfall scenario only                                      1,248,373.70            1,250,000.00
         Amount per 4.10(D)  )                                                                      0.00                    0.00
         Redirected Finance Charge Collections                     23,119,324.47           11,543,827.63           11,575,496.85
         Amount of funds redistributed per 4.10                                                -8,916.36                8,916.36

D. Trust Performance
         30-59 Days Delinquent                                                             33,815,470.15                   1.66%
         60-89 Days Delinquent                                                             22,281,620.48                   1.10%
         90+ Days Delinquent                                                               43,651,035.54                   2.15%
         Total 30+ Days Delinquent                                                         99,748,126.17                   4.90%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer

         By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                  Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                  17-Jul-00
Current Payment Date                               15-Aug-00
Actual / 360 Days                                     29                  29               29               29
30 / 360 Days                                         28                  28               28               28
Fixed / Floating                                   Floating            Floating         Floating         Floating

                                                    Class A             Class B    Collateral Invested   Class D           Total
                                                                                         Amount
Certificate Rate                                        6.72625%         6.93625%         7.50125%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            7.25125%
Initial Balance                                   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount (Distribution)       528,000,000.00   113,000,000.00    67,000,000.00    41,024,218.81   749,024,218.81
Ending Outstanding Amount (Distribution)          528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)          528,000,000.00   113,000,000.00    67,000,000.00    41,024,218.81   749,024,218.81
Ending Invested Amount (Distribution)             528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Distribution) 528,000,000.00   113,000,000.00    67,000,000.00    41,024,218.81   749,024,218.81
Ending Adjusted Invested Amount (Distribution)    528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount (Month)                 528,000,000.00   113,000,000.00    67,000,000.00    41,102,813.66   749,102,813.66
Ending Invested Amount (Month)                    528,000,000.00   113,000,000.00    67,000,000.00    41,024,218.81   749,024,218.81

Beginning Adjusted Invested Amount (Month)        528,000,000.00   113,000,000.00    67,000,000.00    41,102,813.66   749,102,813.66
Ending Adjusted Invested Amount (Month)           528,000,000.00   113,000,000.00    67,000,000.00    41,024,218.81   749,024,218.81

Principal Allocation Percentage                           70.48%           15.08%            8.94%            5.49%          100.00%
Floating Allocation Percentage                            70.48%           15.08%            8.94%            5.49%          100.00%
Principal Collections                              51,093,332.17    10,934,747.23     6,483,434.20     3,977,423.70    72,488,937.29
Redirected Finance Charge Collections               8,136,588.03     1,741,353.12     1,032,483.71       633,402.77    11,543,827.63
Reserve Account Proceeds not Retained                  11,389.90         2,437.61         1,445.31           886.66        16,159.48
Redirected Finance Charge plus  & Reserve Int.      8,147,977.93     1,743,790.73     1,033,929.02       634,289.43    11,559,987.11
Monthly Interest                                    2,860,898.33       631,391.42       404,859.13             0.00     3,897,148.88
Investor Default Amount (Net)                       3,731,523.44       798,602.55       473,507.71       290,485.06     5,294,118.77
Monthly Servicing Fee                                 879,907.67       188,313.57       111,654.95        68,497.50     1,248,373.70
Total Due                                           7,472,329.44     1,618,307.55       990,021.79       358,982.56    10,439,641.35

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                              11,559,987.11
Series Adjusted Portfolio Yield                                                                                               10.04%
Base Rate                                                                                                                      8.46%

                    Partners First Credit Card Master Trust
                                  Series 1998-2

Series Parameters
         Revolving Period (Y/N)                                                                Y
         Accumulation Period (Y/N)                                                             N
         Early Amortization (Y/N)                                                              N
         Controlled Accumulation Period                                                       6.00
         FNBA is Servicer                                                                      Y
         Paydown Excess CIA (Y/N)                                                              Y
         Paydown Excess Class D (Y/N)                                                          Y
         Controlled Accumulation Amount                                                       106,833,333.33
         Controlled Deposit Amount                                                            106,833,333.33
         Ending Controlled Deposit Amount Shortfalll                                                    0.00

Funding Accounts
         Beginning Principal Funding Account Balance                                                    0.00
         Principal Funding Account Deposit                                                              0.00
         Principal Funding Account Withdrawal                                                           0.00
         Ending Principal Funding Account Balance                                                       0.00
         Principal Funding Investment Proceeds                                                          0.00

         Yield Supplement Account Beginning Balance                                                     0.00
         Yield Supplement Account Release                                                               0.00
         Yield Supplement Account Ending Balance                                                        0.00

         Reserve Account Beginning Balance                                                      3,205,000.00
         Required Reserve Account Amount                                                        3,205,000.00
         Available Reserve Account Amount                                                       3,205,000.00
         Interest Retained in Reserve Account                                                           0.00
         Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
         Ending Reserve Account Balance                                                         3,205,000.00
         Covered Amount                                                                                 0.00
         Reserve Draw Amount                                                                            0.00

C. Certificate Balances and Distrubutions
                                             Class A            Class B           CIA             Class D          Total
                         Beginning Balance  528,000,000.00   113,000,000.00   67,000,000.00  41,102,813.66  749,102,813.66
                    Interest Distributions    2,860,898.33       631,391.42      404,859.13           0.00    3,897,148.88
                              PFA Deposits            0.00                                                            0.00
                   Principal Distributions            0.00             0.00            0.00           0.00            0.00
                       Total Distributions    2,860,898.33       631,391.42      404,859.13           0.00    3,897,148.88
                Ending Certificate Balance  528,000,000.00   113,000,000.00   67,000,000.00  41,024,218.81  749,024,218.81
                               Pool Factor         100.00%          100.00%         100.00%         99.81%
             Total Distribution Per $1,000          5.4184           5.5875          6.0427         0.0000
          Interest Distribution Per $1,000          5.4184           5.5875          6.0427         0.0000
         Principal Distribution Per $1,000          0.0000           0.0000          0.0000         0.0000

                    Partners First Credit Card Master Trust
                                  Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
         1 Total amount of the distribution:                                                              5.4184
         2 Amount of the distribution in respect of Class A Monthly Interest:                             5.4184
         3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
         4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
         5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

         1 Total amount of Class A Investor Charge-Offs:                                                    0.00
         2 Amount of Class A Investor Charge-Offs                                                           0.00
           per $1,000 original certificate principal amount:
         3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
         4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
           per $1,000 original certificate principal amount:
         5 The amount, if any, by which the outstanding principal                                           0.00
           balance of the Class A Certificate exceeds the Class A Invested
           Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

         1 The total amount of the distribution:                                                          5.5875
         2 Amount of the distribution in respect of Class B monthly interest:                             5.5875
         3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
         4 Amount of the distribution in respect of Class B additional interest:                            0.00
         5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

         1 The amount of reductions in Class B Invested Amount                                              0.00
         2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
           paragraph 1 above, per $1,000 original certificate principal amount:
         3 The total amount reimbursed in respect of such reductions                                        0.00
           in the Class B Invested Amount:
         4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
           original certificate principal amount:
         5 The amount, if any, by which the outstanding principal balance                                   0.00
            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                  Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
         1 Total amount distributed to the Collateral Interest Holder:                                404,859.13
         2 Amount distributed in respect of Collateral Monthly Interest:                              404,859.13
         3 Amount distributed in respect of Collateral Additional Interest:                                 0.00
         4 The amount distributed to the Collateral Interest Holder in respect                              0.00
           of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

         1 The amount of reductions in the Collateral Invested Amount.                                      0.00
         2 The total amount reimbursed in respect of such reductions in the                                 0.00
           Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections

         1 Finance Charge Collections Allocated to Series 1998-2
           (incl.YSA, Res Draw & Int and PFA Proceeds)                                             11,559,987.11
         2 Full amount required to be paid pursuant to sections
           4.5 and 4.7(excl. Spread Acct.)                                                         11,415,422.53
         3 Spread Account Requirement per Loan Agreement                                           11,374,576.23
         4 Finance Charge Shortfall                                                                11,230,011.65
         5 Available for Other Excess Allocation Series                                                     0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                Available              Due              Paid           Shortfall
         1 Allocated Class A Available Funds   8,147,977.93
           a Reserve Account Release                   0.00
           b PFA Investment Earnings                   0.00
           c Class A Available Funds           8,147,977.93

         2 Class A Available Funds             8,147,977.93
           a Class A Monthly Interest                              2,860,898.33     2,860,898.33           0.00
           b Class A Servicing Fee                                   879,907.67       879,907.67           0.00
           c Class A Investor Default Amount                       3,731,523.44     3,731,523.44           0.00
           d Class A Excess                      675,648.49

         3 Class B Available Funds             1,743,790.73
           a Class B Monthly Interest                                631,391.42       631,391.42           0.00
           b Class B Servicing Fee                                   188,313.57       188,313.57           0.00
           c Class B Excess                      924,085.74

         4 Collateral Available Funds          1,033,929.02
           a Collateral Servicing Fee                                111,654.95       111,654.95           0.00
           b Collateral Excess                   922,274.07

         5 Class D Available Funds               634,289.43
           a Class D Servicing Fee                                    68,497.50        68,497.50           0.00
           b Class D Excess                      565,791.93

         6 Total Excess Spread                 3,087,800.22

                    Partners First Credit Card Master Trust
                                  Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                       Available           Due              Paid         Shortfall
          1 Available Excess Spread                                 3,087,800.22
          2 Excess Fin Charge Coll                                          0.00
                 from Other Series
          3 Available Funds                                         3,087,800.22
          4 Class A Required Amount
            a Interest                                                                        0.00             0.00             0.00
            b Servicing Fee                                                                   0.00             0.00             0.00
            c Defaults                                                                        0.00             0.00             0.00
          5 Class A Charge Offs not Previously Reimbursed                                     0.00             0.00             0.00
         6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
            a Interest                                                                        0.00             0.00             0.00
            b Servicing Fee                                                                   0.00             0.00             0.00
         6b Class B Default Amount                                                      798,602.55       798,602.55             0.00
          7 Reductions in Class B not previously reimbursed                                   0.00             0.00             0.00
          8 Monthly Servicing Fee Shortfalls                                                  0.00             0.00             0.00
          9 Collateral Monthly Interest                                                 404,859.13       404,859.13             0.00
         10 Collateral Default Amount                                                   473,507.71       473,507.71             0.00
         11 Reductions in CIA not previously reimbursed                                       0.00             0.00             0.00
         12 Reserve Account Deposit                                                           0.00             0.00             0.00
         13 Class D Monthly Interest                                                          0.00             0.00             0.00
         14 Class D Default Amount                                                      290,485.06       290,485.06             0.00
         15 Reductions in Class D not previously reimbursed                             975,781.19       975,781.19             0.00
         16 Other CIA Amounts Owed                                                   11,374,576.23       144,564.57    11,230,011.65
         17 Excess Fin Coll for Other Series                                                  0.00             0.00             0.00
         18 Excess Spread (after reallocation)                        144,564.57
         19 Writedowns

                                                                            Total           Redirected Principal   Charge-Offs
                        a Class A                                           0.00                     0.00             0.00
                          in respect of A                                                                             0.00
                        b Class B                                           0.00                     0.00             0.00
                          in respect of A                                                                             0.00
                          in respect of B                                                                             0.00
                        c CIA                                               0.00                     0.00             0.00
                          in respect of A                                                                             0.00
                          in respect of B                                                                             0.00
                          in respect of CIA                                                                           0.00
                        d Class D                                           0.00                     0.00             0.00
                          in respect of A                                                                             0.00
                          in respect of B                                                                             0.00
                          in respect of CIA                                                                           0.00
                          in respect of D                                                                             0.00

M. Application of Redirected Principal Collections
                                                                     Available               Due              Paid         Shortfall
                        1 Redirected Principal Collections         21,395,605.12
                        2 Class A Required Amount
                          a Interest                                                          0.00             0.00             0.00
                          b Servicing Fee                                                     0.00             0.00             0.00
                          c Defaults                                                          0.00             0.00             0.00
                        3 Class B Required Amount
                          a Interest                                                          0.00             0.00             0.00
                          b Servicing Fee                                                     0.00             0.00             0.00
                          c Defaults                                                          0.00             0.00             0.00
                        4 Collateral Required Amount
                          a Interest                                                          0.00             0.00             0.00
                          b Servicing Fee                                                     0.00             0.00             0.00
                          c Defaults                                                          0.00             0.00             0.00
                        5 Available for Available Principal
                          Collections                              21,395,605.12

N.  Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the Series 1998-2 Allocable Principal Collections       72,488,937.29
                          2 Other amounts treated as Principal Collections per Section 4.5 & 4.7               6,269,899.95
                          3 Full amount required to be distributed pursuant to Section 4.5                             0.00
                          4 Principal required to fund the Required Amount per Section 4.8                             0.00
                          5 Principal Shortfall                                                                        0.00
                          6 Available for Shared Principal Collections                                        78,758,837.24

                    Partners First Credit Card Master Trust
                                  Series 1998-2

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                      78,758,837.24
                          2 Principal Collections allocation to other Principal Sharing Series                         0.00
                          3 Available Principal Collections (after Sharing)                                   78,758,837.24

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                   78,758,837.24
                          2 Collateral Invested Amount                                                        67,000,000.00
                          3 Required Collateral Invested Amount                                               67,000,000.00
                          4 Amount used to pay Excess CIA                                                              0.00
                          5 Available Principal Collections                                                   78,758,837.24
                          6 Class D                                                                           41,024,218.81
                          7 Required Class D                                                                  42,000,000.00
                          8 Amount used to pay Excess Class D                                                          0.00

Q. Application of Principal Collections during the Accumulation Period
                          1 Available Principal Collections                                                            0.00
                          2 Controlled Deposit Amount                                                                  0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount              641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                        0.00
                          5 Required Enhancement Amount                                                        $108,750,000
                          6 Remaining Principal Collections Available                                                  0.00
                          7 Remaining Collateral Invested Amount                                              67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)           0.00
                                              a Excess of CIA and Class D over Required Enhancement Amt                0.00
                                              b Excess of Available Principal Collections over PFA deposit             0.00
                          9 Remaining Principal Collections Available                                                  0.00
                         10 Remaining Class D Amount                                                          42,000,000.00
                         11 Principal Paid to Class D                                                                  0.00

                    Partners First Credit Card Master Trust
                                  Series 1998-2

R. Application of Principal Collections during Early Amortization Period
                          1 Available Principal Collections                                                            0.00
                                              a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                              b Principal Paid to Class A - Current Period's Collections               0.00
                                              c Principal Paid to Class A - PFA per 5.1                                0.00
                                              d Total Principal Paid to Class A                                        0.00
                          2 Remaining Principal Collections Available                                                  0.00
                                              a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                              b Principal Paid to Class B - Current Period's Collections               0.00
                                              c Principal Paid to Class B - PFA per 5.1                                0.00
                                              d Total Principal Paid to Class B                                        0.00

                          3 Remaining Principal Collections Available                                                  0.00
                                              a Remaining Collateral Invested Amount                          67,000,000.00
                                              b Principal Paid to CIA                                                  0.00
                          4 Remaining Principal Collections Available                                                  0.00
                                              a Remaining Class D Amount                                      42,000,000.00
                                              b Principal Paid to Class D                                              0.00

S. Yield and Base Rate

                          1 Base Rate
                                              a Current Monthly Period                                                8.46%
                                              b Prior Monthly Period                                                  8.48%
                                              c Second Prior Monthly Period                                           8.36%
                            Three Month Average Base Rate                                                                      8.43%
                          2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                               10.04%
                                              b Prior Monthly Period                                                 11.30%
                                              c Second Prior Monthly Period                                          10.65%
                            Three Month Average Series Adjusted Portfolio Yield                                               10.66%
                          3 Excess Spread
                                              a Current Monthly Period                                                1.58%
                                              b Prior Monthly Period                                                  2.82%
                                              c Second Prior Monthly Period                                           2.29%
                            Three Month Average Excess Spread                                                                  2.23%

                    Partners First Credit Card Master Trust
                                  Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                   17-Jul-00
Current Payment Date                                15-Aug-00
Actual / 360 Days                                       29               29                 29                29
30 / 360 Days                                           28               28                 28                28
Fixed / Floating                                     Floating         Floating          Floating          Floating

                                                     Class A           Class B     Collateral Invested     Class D          Total
                                                                                        Amount
Certificate Rate                                         6.75625%         6.98625%        7.60125%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                           7.35125%
Initial Balance                                   528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00
Beginning Outstanding Amount (Distribution)       528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Outstanding Amount (Distribution)          528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Beginning Invested Amount (Distribution)          528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount (Distribution)             528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Beginning Adjusted Invested Amount (Distribution) 528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Distribution)    528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Beginning Invested Amount (Month)                 528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Invested Amount (Month)                    528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Beginning Adjusted Invested Amount (Month)        528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Ending Adjusted Invested Amount (Month)           528,000,000.00   113,000,000.00   67,000,000.00    42,000,000.00  750,000,000.00
Principal Allocation Percentage                           70.40%           15.07%           8.93%            5.60%         100.00%
Floating Allocation Percentage                            70.40%           15.07%           8.93%            5.60%         100.00%
Principal Collections                              51,093,332.17    10,934,747.23    6,483,434.20     4,064,242.33   72,575,755.92
Redirected Finance Charge Collections               8,149,149.78     1,744,041.52    1,034,077.72       648,227.82   11,575,496.85
Reserve Account Proceeds not Retained                       0.00             0.00            0.00             0.00            0.00
Redirected Finance Charge plus Reserve Int.         8,149,149.78     1,744,041.52    1,034,077.72       648,227.82   11,575,496.85
Monthly Interest                                    2,873,658.33       635,942.81      410,256.35             0.00    3,919,857.49
Investor Default Amount (Net)                       3,731,291.95       798,553.01      473,478.33       296,807.31    5,300,130.61
Monthly Servicing Fee                                 880,000.00       188,333.33      111,666.67        70,000.00    1,250,000.00
Total Due                                           7,484,950.28     1,622,829.16      995,401.35       366,807.31   10,469,988.10

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            11,575,496.85
Series Adjusted Portfolio Yield                                                                                              10.04%
Base Rate                                                                                                                     8.49%

                    Partners First Credit Card Master Trust
                                  Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                                                  Y
                         Accumulation Period (Y/N)                                                               N
                         Early Amortization (Y/N)                                                                N
                         Controlled Accumulation Period                                                        12.00
                         FNBA is Servicer                                                                        Y
                         Paydown Excess CIA (Y/N)                                                                Y
                         Paydown Excess Class D (Y/N)                                                            Y
                         Controlled Accumulation Amount                                                          53,416,666.67
                         Controlled Deposit Amount                                                               53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                                      0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                                      0.00
                         Principal Funding Account Deposit                                                                0.00
                         Principal Funding Account Withdrawal                                                             0.00
                         Ending Principal Funding Account Balance                                                         0.00
                         Principal Funding Investment Proceeds                                                            0.00

                         Yield Supplement Account Beginning Balance                                                       0.00
                         Yield Supplement Account Release                                                                 0.00
                         Yield Supplement Account Ending Balance                                                          0.00

                         Reserve Account Beginning Balance                                                                0.00
                         Required Reserve Account Amount                                                                  0.00
                         Available Reserve Account Amount                                                                 0.00
                         Interest Retained in Reserve Account                                                             0.00
                         Funds Deposited into Reserve Account (out of Excess Spread)                                      0.00
                         Ending Reserve Account Balance                                                                   0.00
                         Covered Amount                                                                                   0.00
                         Reserve Draw Amount                                                                              0.00

C. Certificate Balances and Distrubutions
                                                Class A             Class B           CIA           Class D            Total
                         Beginning Balance   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
                    Interest Distributions     2,873,658.33       635,942.81       410,256.35             0.00      3,919,857.49
                              PFA Deposits             0.00                                                                 0.00
                   Principal Distributions             0.00             0.00             0.00             0.00              0.00
                       Total Distributions     2,873,658.33       635,942.81       410,256.35             0.00      3,919,857.49
                Ending Certificate Balance   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
                               Pool Factor           100.00%          100.00%          100.00%          100.00%
             Total Distribution Per $1,000           5.4425           5.6278           6.1232           0.0000
          Interest Distribution Per $1,000           5.4425           5.6278           6.1232           0.0000
         Principal Distribution Per $1,000           0.0000           0.0000           0.0000           0.0000

                    Partners First Credit Card Master Trust
                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:
                       1 Total amount of the distribution:                                                         5.4425
                       2 Amount of the distribution in respect of Class A Monthly Interest:                        5.4425
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:              0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                       0.00
                       5 Amount of the distribution in respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                               0.00
                       2 Amount of Class A Investor Charge-Offs                                                      0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                         0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                      0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such
                         Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     5.6278
                       2 Amount of the distribution in respect of Class B monthly interest:                        5.6278
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:              0.00
                       4 Amount of the distribution in respect of Class B additional interest:                       0.00
                       5 Amount of the distribution in respect of Class B principal:                                 0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                         0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                        0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                   0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                 0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                              0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                  Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
                       1 Total amount distributed to the Collateral Interest Holder:                           410,256.35
                       2 Amount distributed in respect of Collateral Monthly Interest:                         410,256.35
                       3 Amount distributed in respect of Collateral Additional Interest:                            0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                         0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                 0.00
                       2 The total amount reimbursed in respect of such reductions in the                            0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
                       1 Finance Charge Collections Allocated to Series 1998-3
                         (incl. YSA, Res Draw & Int and PFA Proceeds)                                       11,575,496.85
                       2 Full amount required to be paid pursuant to sections
                         4.5 and 4.7(excl. Spread Acct.)                                                    10,469,988.10
                       3 Spread Account Requirement per Loan Agreement                                       4,623,082.91
                       4 Finance Charge Shortfall                                                            3,517,574.16
                       5 Available for Other Excess Allocation Series                                                0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                          Available          Due                  Paid     Shortfall
                       1 Allocated Class A Available Funds               8,149,149.78
                         a Reserve Account Release                               0.00
                         b PFA Investment Earnings                               0.00
                         c Class A Available Funds                       8,149,149.78

                       2 Class A Available Funds                         8,149,149.78
                         a Class A Monthly Interest                                      2,873,658.33     2,873,658.33          0.00
                         b Class A Servicing Fee                                           880,000.00       880,000.00          0.00
                         c Class A Investor Default Amount                               3,731,291.95     3,731,291.95          0.00
                         d Class A Excess                                  664,199.50

                       3 Class B Available Funds                         1,744,041.52
                         a Class B Monthly Interest                                        635,942.81       635,942.81          0.00
                         b Class B Servicing Fee                                           188,333.33       188,333.33          0.00
                         c Class B Excess                                  919,765.38

                       4 Collateral Available Funds                      1,034,077.72
                         a Collateral Servicing Fee                                        111,666.67       111,666.67          0.00
                         b Collateral Excess                               922,411.05

                       5 Class D Available Funds                           648,227.82
                         a Class D Servicing Fee                                            70,000.00        70,000.00          0.00
                         b Class D Excess                                  578,227.82

                       6 Total Excess Spread                             3,084,603.76

                    Partners First Credit Card Master Trust
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                          Available          Due                  Paid     Shortfall
                       1 Available Excess Spread                         3,084,603.76
                       2 Excess Fin Charge Coll                                  0.00
                         from Other Series
                       3 Available Funds                                 3,084,603.76
                       4 Class A Required Amount
                         a Interest                                                              0.00             0.00          0.00
                         b Servicing Fee                                                         0.00             0.00          0.00
                         c Defaults                                                              0.00             0.00          0.00
                       5 Class A Charge Offs not Previously Reimbursed                           0.00             0.00          0.00
                      6a Class B Required Amount in accordance with
                         4.5(b)(i)(ii)
                         a Interest                                                              0.00             0.00          0.00
                         b Servicing Fee                                                         0.00             0.00          0.00
                      6b Class B Default Amount                                            798,553.01       798,553.01          0.00
                       7 Reductions in Class B not previously reimbursed                         0.00             0.00          0.00
                       8 Monthly Servicing Fee Shortfalls                                        0.00             0.00          0.00
                       9 Collateral Monthly Interest                                       410,256.35       410,256.35          0.00
                      10 Collateral Default Amount                                         473,478.33       473,478.33          0.00
                      11 Reductions in CIA not previously reimbursed                             0.00             0.00          0.00
                      12 Reserve Account Deposit                                                 0.00             0.00          0.00
                      13 Class D Monthly Interest                                                0.00             0.00          0.00
                      14 Class D Default Amount                                            296,807.31       296,807.31          0.00
                      15 Reductions in Class D not previously reimbursed                         0.00             0.00          0.00
                      16 Other CIA Amounts Owed                                          4,623,082.91     1,105,508.74  3,517,574.17
                      17 Excess Fin Coll for Other Series                                        0.00             0.00          0.00
                      18 Excess Spread (after reallocation)              1,105,508.74
                      19 Writedowns
                                                                                    Total         Redirected Principal  Charge-Offs
                                             a Class A                               0.00                  0.00             0.00
                                               in respect of A                                                              0.00
                                             b Class B                               0.00                  0.00             0.00
                                               in respect of A                                                              0.00
                                               in respect of B                                                              0.00
                                             c CIA                                   0.00                  0.00             0.00
                                               in respect of A                                                              0.00
                                               in respect of B                                                              0.00
                                               in respect of CIA                                                            0.00
                                             d Class D                               0.00                  0.00             0.00
                                               in respect of A                                                              0.00
                                               in respect of B                                                              0.00
                                               in respect of CIA                                                            0.00
                                               in respect of D                                                              0.00

M. Application of Redirected Principal Collections
                                                                         Available               Due              Paid     Shortfall
                       1 Redirected Principal Collections               21,482,423.75
                       2 Class A Required Amount
                         a Interest                                                              0.00             0.00          0.00
                         b Servicing Fee                                                         0.00             0.00          0.00
                         c Defaults                                                              0.00             0.00          0.00
                       3 Class B Required Amount
                         a Interest                                                              0.00             0.00          0.00
                         b Servicing Fee                                                         0.00             0.00          0.00
                         c Defaults                                                              0.00             0.00          0.00
                       4 Collateral Required Amount
                         a Interest                                                              0.00             0.00          0.00
                         b Servicing Fee                                                         0.00             0.00          0.00
                         c Defaults                                                              0.00             0.00          0.00
                       5 Available for Available Principal Collections  21,482,423.75

N.  Principal Shortfall Amount/Shared Principal Collections
                       1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections       72,575,755.92
                       2 Other amounts treated as Principal Collections per Section 4.5 & 4.7               5,300,130.61
                       3 Full amount required to be distributed pursuant to Section 4.5                             0.00
                       4 Principal required to fund the Required Amount per Section 4.8                             0.00
                       5 Principal Shortfall                                                                        0.00
                       6 Available for Shared Principal Collections                                        77,875,886.54

                    Partners First Credit Card Master Trust
                                  Series 1998-3

O. Available Principal Collections
                       1 Available Principal Collections (per the definition thereof)                      77,875,886.54
                       2 Principal Collections allocation to other Principal Sharing Series                         0.00
                       3 Available Principal Collections (after Sharing)                                   77,875,886.54

P. Application of Principal Collections during Revolving Period

                       1 Available Principal Collections                                                   77,875,886.54
                       2 Collateral Invested Amount                                                        67,000,000.00
                       3 Required Collateral Invested Amount                                               67,000,000.00
                       4 Amount used to pay Excess CIA                                                              0.00
                       5 Available Principal Collections                                                   77,875,886.54
                       6 Class D                                                                           42,000,000.00
                       7 Required Class D                                                                  42,000,000.00
                       8 Amount used to pay Excess Class D                                                          0.00

Q. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                            0.00
                       2 Controlled Deposit Amount                                                                  0.00
                       3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount              641,000,000.00
                       4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                        0.00
                       5 Required Enhancement Amount                                                        $108,750,000
                       6 Remaining Principal Collections Available                                                  0.00
                       7 Remaining Collateral Invested Amount                                              67,000,000.00
                       8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)           0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt        250,000.00
                                             b Excess of Available Principal Collections over PFA deposit           0.00
                       9 Remaining Principal Collections Available                                                  0.00
                      10 Remaining Class D Amount                                                          42,000,000.00
                      11 Principal Paid to Class D                                                                  0.00

                    Partners First Credit Card Master Trust
                                  Series 1998-3

R. Application of Principal Collections during Early Amortization Period
                       1 Available Principal Collections                                                            0.00
                                             a Remaining Class A Adjusted Invested Amount                 528,000,000.00
                                             b Principal Paid to Class A - Current Period's Collections             0.00
                                             c Principal Paid to Class A - PFA per 5.1                              0.00
                                             d Total Principal Paid to Class A                                      0.00
                       2 Remaining Principal Collections Available                                                  0.00
                                             a Remaining Class B Adjusted Invested Amount                 113,000,000.00
                                             b Principal Paid to Class B - Current Period's Collections             0.00
                                             c Principal Paid to Class B - PFA per 5.1                              0.00
                                             d Total Principal Paid to Class B                                      0.00
                       3 Remaining Principal Collections Available                                                  0.00
                                             a Remaining Collateral Invested Amount                        67,000,000.00
                                             b Principal Paid to CIA                                                0.00
                       4 Remaining Principal Collections Available                                                  0.00
                                             a Remaining Class D Amount                                    42,000,000.00
                                             b Principal Paid to Class D                                            0.00

S. Yield and Base Rate
                       1 Base Rate
                                             a Current Monthly Period                                              8.49%
                                             b Prior Monthly Period                                                8.51%
                                             c Second Prior Monthly Period                                         8.40%

                         Three Month Average Base Rate                                                                        8.46%
                       2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                             10.04%
                                             b Prior Monthly Period                                               11.34%
                                             c Second Prior Monthly Period                                        10.69%

                         Three Month Average Series Adjusted Portfolio Yield                                                 10.69%
                       3 Excess Spread
                                             a Current Monthly Period                                              1.55%
                                             b Prior Monthly Period                                                2.83%
                                             c Second Prior Monthly Period                                         2.29%

                         Three Month Average Excess Spread                                                                    2.23%